Exhibit 99

HEI
Strategic Update
January 2025

Transaction Overview
•Transaction: Sale of 90.1% of HEI’s ownership in American Savings Bank (ASB) to independent investors in separate transactions
•Timing: Sale to the independent investors closed effective December 31, 2024
•Transaction Value: ~$450 million (90.1% sold for ~$405 million)
–Reflects current interest rate environment’s impacts on portfolio fair market value
•Use of Proceeds: Reduce holding company debt, creating greater financial flexibility for funding wildfire settlement contributions and key utility initiatives, while reducing future equity needs

Compelling Strategic Rationale
Continuing to regain HEI's financial strength as a simplified, more focused company
✓     Exit from banking business simplifies HEI’s strategy, regulatory position and investment thesis
✓     Enhanced focus on core utility business going forward
✓     Future capital allocation to prioritize key utility initiatives (including safety, grid resilience, and wildfire risk reduction), while continuing to progress execution/financing of settlement agreement
✓     ASB positioned to continue best-in-class service for Hawaii customers. Bank maintaining its current local leadership team, branches and brand

# Transaction Enables Greater Financial Flexibility Moving Forward

- ~$384 million in proceeds (net of transaction costs) to be used for pro-rata debt reduction across HEI holding company debt
  - Holding company's $610 million of long-term debt has a weighted average interest rate of 4.38%
  - Debt reduction would likely reduce annual pre-tax interest expense by ~$16 million, and would create greater flexibility for funding future settlement payments and utility capital needs
- Bank historically operated very independently, with no operational synergies with the rest of HEI; dys-synergies minimal
- Bank's dividends to HEI volatile in recent years following COVID-19 pandemic. Bank dividend was suspended following the Maui wildfires, with no dividends paid since August of 2023

**HEI holding company debt***

$783
~$384
$399
Current holdco debt
Transaction proceeds
Pro forma holdco debt

**Expected settlement payments**

Funded by Sept. '24 equity issuance
Future payments to be funded by mix of equity and debt
$479
$479
$479
$479
Time 0 (likely late 2025)
Time 0 + 1 yr.
Time 0 + 2 yrs.
Time 0 + 3 yrs.

***Includes $173 million SCF and $610 million of private placement debt.**

Appendix

# Continued Momentum Toward Resolution of Wildfire Tort Litigation

## SUMMARY

- Final settlement agreements signed, consistent with key terms announced on August 2
  - Defendants agree to pay ~$4 billion to settle all tort claims, with Company's contribution totaling $1.99 billion ($1.92 billion net of previous contribution to One `Ohana Initiative)
  - Company agrees to pay four equal annual installments of ~$479 million
  - Settlement conditioned on resolution of insurance company claims, which were transferred to the Second Circuit Court on October 21

## NEXT STEPS

- Hawaii Supreme Court reviewing Second Circuit Court's Order requiring insurers to seek recovery according to Hawaii law. This would require insurers to assert liens against their policyholders' recoveries if policyholders settle
  - Court has scheduled oral arguments for February 6, 2025
  - No set timetable for Hawaii Supreme Court to rule; favorable ruling would likely resolve the outstanding issue with insurers
- Settlement subject to conditions, including judicial approval, resolving insurer claims and legislation appropriating money from the state

**2024**

**Aug**

**8/2**
Defendants agree to terms of proposed settlement with individual and class plaintiffs

**8/19**
2nd Circuit Court issues Order that subrogation claimants' exclusive remedy for claims is asserting liens against policyholders' settlements

**8/29**
Defendants move to transfer subrogation claimants' cases from 1st Circuit to 2nd Circuit (where all other Maui wildfire tort cases are being handled)

**Sept**

**9/11**
2nd Circuit grants Motion presenting "reserved questions" to Hawaii Supreme Court ("HSC"}

**9/25**
HSC accepts "reserved questions" and sets timeline

**Oct**

**10/21**
Subrogation claimants' cases officially transferred from 1st Circuit to 2nd Circuit

**Nov**

**11/4**
Opening Briefs submitted in HSC proceeding. Final settlement agreements signed

**Dec**

**12/16**
Reply Briefs submitted in HSC proceeding

**2025+**

**Expected:**

- HSC decision following February 6th oral arguments
- 2nd Circuit approval of final settlement agreement
- First payment expected to be made in late 2025 (after judicial approval and other conditions are satisfied)

Cautionary Note Regarding Forward Looking Statements
This presentation made by Hawaiian Electric Industries, Inc. (HEI) and Hawaiian Electric Company, Inc. (Hawaiian Electric) and their subsidiaries contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries (collectively, the Company), the performance of the industries in which they do business and economic, political and market factors, among other things. These forward-looking statements are not guarantees of future performance and actual results and financial condition may differ materially from those indicated in the forward-looking statements.
Risks, uncertainties and other important factors that could cause actual results to differ materially from those described in forward-looking statements and from historical results include, but are not limited to, the following:
•the impact of the Maui windstorm and wildfires including the potential liabilities from the many lawsuits filed against the Company and the Utilities and potential regulatory penalties which may result in significant costs that may be unrecoverable (or not reimbursed on a timely basis) through insurance and/or rates;
•an increase in insurance premiums and the inability to fully recover premiums through rates or the potential inability to obtain wildfire and general liability insurance coverage at reasonable rates, if available at all;
•the uncertainties surrounding the Company’s and the Utilities’ access to capital and credit markets due to the uncertainties associated with the costs related to the Maui windstorm and wildfires;
•the ability to raise the amount of capital necessary on reasonable terms, if at all, for the Company’s and the Utilities’ contribution to the Maui wildfire tort litigation settlement in order to alleviate future conditions that may cause substantial doubt about HEI’s and the Utilities’ ability to continue as a going concern;
•potential further dilution to existing shareholders if the Company raises funds by issuing additional equity or equity-linked securities;
•the inability to execute financing plans to alleviate future conditions that may cause substantial doubt about HEI’s and the Utilities’ ability to continue as a going concern prior to the issuance of their respective annual financial statements, which could result in an event of default and an acceleration of the Company’s and the Utilities’ debt and lead to filing for bankruptcy protection if waivers from lenders are not received;
•extreme weather events, including windstorms and other natural disasters, particularly those driven or exacerbated by climate change, which could increase the risk of the Utilities’ equipment being damaged, becoming inoperable or contributing to a wildfire;
•the continued suspension, material reduction or extended delay in dividends or other distributions from one or more operating subsidiaries to HEI;
•further downgrades by securities rating agencies in their ratings of the securities of HEI and Hawaiian Electric and their impact on results of financing efforts;
•the risks of suffering losses and incurring liabilities that are uninsured (e.g., damages to the Utilities’ transmission and distribution system and losses from business interruption) or underinsured (e.g., losses not covered as a result of insurance deductibles or other exclusions or exceeding policy limits), and the risks associated with the operation of transmission and distribution assets and power generation facilities, including public and employee safety issues, and assets causing or contributing to wildfires;
•international, national and local economic and political conditions—including the state of the Hawaii tourism, defense and construction industries; the strength or weakness of the Hawaii and continental U.S. real estate markets (including the fair value and/or the actual performance of collateral underlying loans held by ASB, which could result in higher loan loss provisions and write-offs); decisions concerning the extent of the presence of the federal government and military in Hawaii; the implications and potential impacts of future federal government shutdowns, including the impact to the Utilities’ customers’ ability to pay their electric bills and/or bank loans and the impact on the State of Hawaii economy; the implications and potential impacts of U.S. and foreign capital and credit market conditions and federal, state and international responses to those conditions; the potential impacts of global and local developments (including global economic conditions and uncertainties, unrest, terrorist acts, wars, conflicts, political protests, deadly virus epidemic or other crisis); the effects of changes that have or may occur in U.S. policy, such as with respect to immigration and trade; and pandemics;
•the ability to adequately address risks and capitalize on opportunities related to the Company’s and the Utilities environmental, social and governance priority areas, which include safety, reliability and resilience, including relating to wildfires and other extreme weather events, decarbonization, economic health and affordability, secure digitalization, diversity, equity and inclusion, employee engagement, and climate-related risks and opportunities;
•citizen activism, including civil unrest, especially in times of severe economic depression and social divisiveness, which could negatively impact customers and employees, impair the ability of the Company and the Utilities to operate and maintain their facilities in an effective and safe manner, and citizen or stakeholder activism that could delay the construction, increase project costs or preclude the completion of third-party or Utility projects that are required to meet electricity demand, resilience and reliability objectives and renewable portfolio standards (RPS) and other climate-related goals;
•the effects of future actions or inaction of the U.S. government or related agencies, including those related to the U.S. debt ceiling or budget funding, monetary policy, trade policy and tariffs, energy and environmental policy, and other policy and regulatory changes advanced or proposed by President Biden and his administration;
•weather, natural disasters (e.g., hurricanes, earthquakes, tsunamis, lightning strikes, lava flows and the increasing effects of climate change, such as more severe storms, flooding, droughts, heat waves, and rising sea levels) and wildfires, including their impact on the resilience and reliability and cost of the Company’s and Utilities’ operations, collateral underlying ASB loans and the economy;

Cautionary Note Regarding Forward Looking Statements (continued)
•the timing, speed and extent of changes in interest rates and the shape of the yield curve, which could result in lower portfolio yields and net interest margin, or higher borrowing costs;
•changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources, alter valuations and affect the ability to originate and distribute financial products in the primary and secondary markets;
•the continued ability of the Company and the Utilities to access the credit and capital markets (e.g., to obtain commercial paper and other short-term and long-term debt financing, including lines of credit, and, in the case of HEI, to issue common stock) under volatile and challenging market conditions, and the potential higher cost of such financings, if available;
•the risks inherent in changes in the value of the Company’s pension and other retirement plan assets and ASB’s securities available for sale, and the risks inherent in changes in the value of the Company’s pension liabilities, including changes driven by interest rates and mortality improvements;
•changes in laws, regulations (including tax regulations), market conditions, interest rates and other factors that result in changes in assumptions used to calculate retirement benefits costs and funding requirements;
•increasing competition in the banking industry from traditional financial institutions as well as from non-traditional providers of financial services, including financial service subsidiaries of commercial and manufacturing companies (e.g., increased price competition for loans and deposits, or an outflow of deposits to alternative investments or platforms, which may have an adverse impact on ASB’s net interest margin and portfolio growth);
•the potential delay by the Public Utilities Commission of the State of Hawaii (PUC) in considering (and potential disapproval of actual or proposed) renewable energy or resilience proposals, among others, and related costs; reliance by the Utilities on outside parties such as the state, independent power producers (IPPs) and developers; supply-chain challenges; and uncertainties surrounding technologies, solar power, wind power, biofuels, environmental assessments required to meet RPS and other climate-related goals; the impacts of implementation of the renewable energy and resilience proposals on future costs of electricity and potential penalties imposed by the PUC for delays in the commercial operations of renewable energy projects;
•the ability of the Utilities to develop, implement and recover the costs of implementing the Utilities’ action plans included in their updated Power Supply Improvement Plans, Demand Response Portfolio Plan, Distributed Generation Interconnection Plan, Grid Modernization Plans, and business model changes, which have been and are continuing to be developed and updated in response to the orders issued by the PUC, the PUC’s April 2014 statement of its inclinations on the future of Hawaii’s electric utilities and the vision, business strategies and regulatory policy changes required to align the Utilities’ business model with customer interests and the state’s public policy goals, and subsequent orders of the PUC;
•the ability of the Utilities to recover undepreciated cost of fossil fuel generating units, if they are required to be retired before the end of their expected useful life;
•capacity and supply constraints or difficulties, especially if generating units (utility-owned or IPP-owned) fail or measures such as demand-side management, distributed generation, combined heat and power or other firm capacity supply-side resources fall short of achieving their forecasted benefits or are otherwise insufficient to reduce or meet peak demand;
•high and/or volatile fuel prices, which increases working capital requirements and customer bills, or delivery of adequate fuel by suppliers (including as a result of the Russia-Ukraine war and conflict in the Middle East), which could affect the reliability of utility operations, and the continued availability to the electric utilities of their energy cost recovery clauses (ECRCs);
•the continued availability to the electric utilities or modifications of other cost recovery mechanisms, including the purchased power adjustment clauses (PPACs), annual revenue adjustment (ARA) and pension and postretirement benefits other than pensions (OPEB) tracking mechanisms, and the continued decoupling of revenues from sales to mitigate the effects of declining kilowatt-hour sales;
•the ability of the Utilities to recover increasing or additional costs and earn a reasonable return on capital investments not covered by the ARA, while providing the customer dividend required by performance-based regulation (PBR);
•the impact from the PUC’s implementation of PBR for the Utilities pursuant to Act 005, Session Laws 2018, including the potential addition of new performance incentive mechanisms (PIMs), third-party proposals adopted by the PUC in its implementation of PBR, and the implications of not achieving performance incentive goals;
•the impact of fuel price levels and volatility on customer satisfaction and political and regulatory support for the Utilities;
•unfavorable changes in economic conditions, such as sustained inflation, higher interest rates or recession, may negatively impact the ability of the Company’s customers to pay their utility bills or loan payments, reduce loan production, and increase operating costs of the Utilities or Bank that cannot be passed on to, or recovered, from customers;
•the risks associated with increasing reliance on renewable energy, including the availability and cost of non-fossil fuel supplies for renewable energy generation and the operational and related cost impacts of adding intermittent sources of renewable energy to the electric grid;
•the growing risk that energy production from renewable generating resources may be curtailed and the interconnection of additional resources will be constrained as more generating resources are added to the Utilities’ electric systems and as customers reduce their energy usage;

Cautionary Note Regarding Forward Looking Statements (continued)
•the ability of IPPs to deliver the firm capacity anticipated in their power purchase agreements (PPAs);
•the potential that, as IPP contracts near the end of their terms, there may be less economic incentive for the IPPs to make investments in their units to ensure the availability of their units;
•the ability of the Utilities to negotiate, periodically, favorable agreements for significant resources such as fuel supply contracts and collective bargaining agreements and avoid or mitigate labor disputes and work stoppages;
•new technological developments that could affect the operations and prospects of the Utilities and ASB or their competitors such as the commercial development of energy storage and microgrids and banking through alternative channels, including use of digital currencies, which could include a central bank digital currency;
•cybersecurity risks and the potential for cyber incidents, including potential incidents at HEI, its subsidiaries (including at ASB branches and electric utility plants), its third-party service providers, contractors and customers with whom they have shared data (IPPs, distributed energy resources (DER) aggregators and customers enrolled under DER programs) and incidents at data processing centers used, to the extent not prevented by intrusion detection and prevention systems, anti-virus software, firewalls and other general IT controls;
•failure to achieve remaining cost savings commitment related to the management audit committed savings of $33 million over the 2021 to 2025 multi-year rate period (MRP);
•federal, state, county and international governmental and regulatory actions, such as existing, new and changes in laws, rules and regulations applicable to HEI, the Utilities and ASB (including changes in taxation and tax rates, increases in capital requirements, regulatory policy changes, environmental laws and regulations (including resulting compliance costs and risks of fines and penalties and/or liabilities), the regulation of greenhouse gas emissions, governmental fees and assessments (such as Federal Deposit Insurance Corporation assessments), and potential carbon pricing or “cap and trade” legislation that may fundamentally alter costs to produce electricity and accelerate the move to renewable generation);
•developments in laws, regulations and policies governing protections for historic, archaeological and cultural sites, and plant and animal species and habitats, as well as developments in the implementation and enforcement of such laws, regulations and policies;
•discovery of conditions that may be attributable to historical chemical releases, including any necessary investigation and remediation, and any associated enforcement, litigation or regulatory oversight;
•decisions by the PUC in rate cases and other proceedings (including the risks of delays in the timing of decisions, adverse changes in final decisions from interim decisions and the disallowance of project costs as a result of adverse regulatory audit reports or otherwise);
•decisions by the PUC and by other agencies and courts on land use, environmental and other permitting issues (such as required corrective actions, restrictions and penalties that may arise, such as with respect to environmental conditions or RPS);
•potential enforcement actions by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Board (FRB), the Federal Deposit Insurance Corporation (FDIC) and/or other governmental authorities (such as consent orders, required corrective actions, restrictions and penalties that may arise, for example, with respect to compliance deficiencies under existing or new banking and consumer protection laws and regulations or with respect to capital adequacy);
•the risks associated with the geographic concentration of HEI’s businesses and ASB’s loans, ASB’s concentration in a single product type (i.e., first mortgages) and ASB’s significant credit relationships (i.e., concentrations of large loans and/or credit lines with certain customers);
•changes in accounting principles applicable to HEI and its subsidiaries, including the adoption of new U.S. accounting standards, the potential discontinuance of regulatory accounting related to PBR or other regulatory changes, the effects of potentially required consolidation of variable interest entities (VIEs), or required finance lease or on-balance-sheet operating lease accounting for PPAs with IPPs;
•faster than expected loan prepayments that can cause a decrease in net interest income and portfolio yields, an acceleration of the amortization of premiums on loans and investments and the impairment of mortgage-servicing assets of ASB;
•changes in ASB’s loan portfolio credit profile and asset quality and/or mix, which may increase or decrease the required level of provision for credit losses, allowance for credit losses (ACL) and charge-offs;
•changes in ASB’s deposit levels, cost or mix which may have an adverse impact on ASB’s cost of funds;
•the final outcome of tax positions taken by HEI and its subsidiaries;
•the ability of the Company’s non-regulated subsidiary, Pacific Current, LLC (Pacific Current), to achieve its performance and growth objectives, which in turn could affect its ability to service its non-recourse debt;
•the Company’s reliance on third parties and the risk of their non-performance; and
•other risks or uncertainties described elsewhere in this report and in other reports (e.g., “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K) previously and subsequently filed by HEI and/or Hawaiian Electric with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date of the presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, ASB, Pacific Current and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether written or oral and whether as a result of new information, future events or otherwise.

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